Prospectus supplement	January 23, 2012

Putnam Global Utilities Fund Prospectus dated December 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely George Gianarikas.

Mr. Gianarikas joined the fund in January 2012. Since January 2009, he has been employed by Putnam Investment Management, LLC as an Analyst and previously as a Sector Team Leader. From 2007 to 2008, he was employed by Wellington Management Company as a Global Industry Analyst. From 2003 to 2007, he was employed by RiverSource Investments as an Equity Analyst.

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